J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Municipal ETF

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated March 11, 2021

to the Summary Prospectus and

Prospectus dated July 1, 2020, as supplemented

Change to Investment Management Fee. Effective March 31, 2021 (the “Effective Date”), the management fee for the JPMorgan Municipal ETF (the “Fund”), which is currently 0.24%, will be reduced to 0.18%. In connection with this change, the “Annual Fund Operating Expenses” and “Example” tables for the Fund in the Fund’s prospectus are hereby replaced with the corresponding tables below.

ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.18%

Other Expenses	0.00

Total Annual Fund Operating Expenses	0.18

1

The Fund’s management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years

SHARES ($)	18	58	101	230

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPTECTUS AND PROSPECTUS FOR FUTURE REFERENCE

SUP- MUNIETF-321